                                  SCHEDULE 14A

                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                    VIB Corp
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

        1)     Title of each class of securities to which transaction applied:

        ------------------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5)     Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
                                       -----------------------------------------
        2)     Form, Schedule or Registration Statement No.:
                                                             -------------------
        3)     Filing Party:
                             ---------------------------------------------------
        4)     Date Filed:
                           -----------------------------------------------------

                                      REVISED PRELIMINARY DRAFT - MARCH 14, 2001


NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD April 25, 2001
At 6:00 p.m.



NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of VIB Corp and the call of its Board of Directors, the 2001 Annual Meeting of Shareholders of VIB Corp (the "Company") will be held at Brunner's Motel, Crystal Room, 215 North Imperial Avenue, El Centro, California 92243, on Wednesday, April 25, 2001, at 6:00 p.m., for the purpose of considering and voting upon the following matters:

        1. ELECTION OF DIRECTORS. Electing the following four persons to the Board of Directors who shall serve until the 2003 Annual Meeting and until their successors are elected and have qualified:

                      Thomas S. Kelly             Edward McGrew
                      Dennis L. Kern              Pete J. Penner

        2. RANGE OF DIRECTORS. Readopting Article V(b) of the Company's Articles of Incorporation providing for supermajority voting protection to change the range of directors, as more fully described in the Company's 2001 Proxy Statement.

        3. FAIR PRICE PROTECTION. Readopting Article VII of the Company's Articles of Incorporation providing that shareholders of the Company will receive fair and equitable treatment in the event of certain business combinations, as more fully described in the Company's 2001 Proxy Statement.

        4. CLASSIFICATION OF BOARD OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING. Readopting Article VIII(h) of the Company's Articles of Incorporation providing for supermajority voting protection with respect to the establishment of the classified Board of Directors and the elimination of cumulative voting, as more fully described in the Company's 2001 Proxy Statement.

        5. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Please note that the Annual Meeting will be held at a new location:

                                Brunner's Motel
                                  Crystal Room
                            215 North Imperial Avenue
                           El Centro, California 92243

Notice of Annual Meeting of Shareholders
Page 2



The Board of Directors has fixed the close of business on March 2, 2001, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

The Bylaws of the Company provide for the nomination of directors in the following manner:

        "2.14 Nomination of Directors

              Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the President of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days' notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the President of the corporation not later than time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the Chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

Notice of Annual Meeting of Shareholders
Page 3


WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

By Order of the Board of Directors



Charlotte Studer, Secretary

Dated: March 23, 2001


                           ANNUAL REPORT ON FORM 10-K

COPIES OF THE COMPANY'S 2000 ANNUAL REPORT TO SHAREHOLDERS AND THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-K, INCLUDING THE AUDITED FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE BEING MAILED TO SHAREHOLDERS ALONG WITH THESE 2001 ANNUAL MEETING PROXY MATERIALS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST TO HARRY
G. GOODING, III, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, VIB CORP, P.O. BOX 1845, EL CENTRO, CALIFORNIA 92244, TELEPHONE (760) 337-3200.

                                    VIB CORP
                                1498 MAIN STREET
                           EL CENTRO, CALIFORNIA 92243

                               -----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2001
                                  AT 6:00 P.M.

                               -----------------

                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2001 Annual Meeting of Shareholders (the "Meeting") of VIB Corp (the "Company") to be held at Brunner's Motel, Crystal Room, 215 North Imperial Avenue, El Centro, California 92243, at 6:00 p.m., on Wednesday, April 25, 2001, and at any and all adjournments thereof.

        It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about March 23, 2001, to shareholders eligible to receive notice of and to vote at the Meeting.

        The matters to be considered and voted upon at the Meeting will be:

        1. ELECTION OF DIRECTORS. Electing the following four persons to the Board of Directors, who shall serve until the 2003 Annual Meeting and until their successors are elected and have qualified:

                      Thomas S. Kelly             Edward McGrew
                      Dennis L. Kern              Pete J. Penner

        2. RANGE OF DIRECTORS. Readopting Article V(b) of the Company's Articles of Incorporation providing for supermajority voting protection to change the range of directors, as more fully described in this Proxy Statement.

        3. FAIR PRICE PROTECTION. Readopting Article VII of the Company's Articles of Incorporation providing that shareholders of the Company will receive fair and equitable treatment in the event of certain business combinations, as more fully described in this Proxy Statement.

        4. CLASSIFICATION OF BOARD OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING. Readopting Article VIII(h) of the Company's Articles of Incorporation providing for supermajority voting protection with respect to the establishment of the classified Board of Directors and the elimination of cumulative voting, as more fully described in this Proxy Statement.

        5. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                             PROXY STATEMENT SUMMARY

        The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. Shareholders are urged to carefully read this entire Proxy Statement before making any decisions relating to completion of the enclosed Proxy.

ELECTION OF DIRECTORS (See "PROPOSAL 1 - ELECTION OF DIRECTORS" herein.)

        At the Meeting, the Company's shareholders will be asked to reelect four persons to the Board of Directors. Because the Company's Articles of Incorporation provide for the classification of directors, the four directors will serve for a term of two years, or until the 2003 Annual Meeting. It is anticipated that at the 2002 Annual Meeting the Company's other four directors will be reelected for a two-year term.

RANGE OF DIRECTORS (See "PROPOSAL 2 - READOPTION OF ARTICLE V(b) OF THE ARTICLES OF INCORPORATION CONCERNING RANGE OF DIRECTORS" herein.)

        At the Meeting the Company's shareholders will also be asked to readopt various provisions of the Company's Articles of Incorporation adopted at the time of the Company's initial incorporation and subsequently readopted at the 1999 Annual Meeting of Shareholders. These various "anti-takeover" provisions have been designed to make more difficult certain potential attempts to obtain control of the Company and include supermajority vote requirements to enhance their protections.

        Article V(a) limits the authorized range of directors to between six and ten. At the Meeting, shareholders will be asked to readopt the supermajority vote requirement contained in Article V(b) which requires a vote of at least
66 2/3% of the outstanding shares to amend the authorized range of directors. These provisions are designed to prevent third parties, by simple majority vote, from increasing the size of the Board and "packing" the Board with their designees.

        This Proxy Statement solicits shareholders to readopt Article V(b) to retain the supermajority vote protection with respect to changing the range of directors.

FAIR PRICE PROTECTION (See "PROPOSAL 3 - READOPTION OF ARTICLE VII OF THE ARTICLES OF INCORPORATION CONCERNING FAIR PRICE PROTECTION" herein.)

        The second provision shareholders will be asked to readopt at the Meeting is Article VII, the "Fair Price Provision." This provision is intended to prevent certain of the potential inequities of business combinations where a purchaser who acquired control of the Company could subsequently, by virtue of such control, force the remaining shareholders to sell or exchange their shares at a price which might not fully reflect any premium such purchaser may have paid in order to acquire the controlling interest. This provision is designed to encourage persons who might seek to acquire control of the Company to consult first with the Board of Directors to negotiate the terms of any tender offer or proposed business combination. This provision presently requires a vote of at least 66 2/3% of the outstanding shares for certain corporate actions, but in each instance dispenses with such supermajority vote requirement if the action has been approved by the Board of Directors or certain other requirements have been met.

        This Proxy Statement solicits shareholders to readopt the "Fair Price Provision," including the supermajority vote protection of that provision.

CLASSIFICATION OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING (See "PROPOSAL 4 - READOPTION OF ARTICLE VIII(h) OF THE ARTICLES OF INCORPORATION CONCERNING CLASSIFICATION OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING" herein.)

        The final provision shareholders will be asked to readopt at the Meeting, Article VIII(h), concerns the supermajority vote requirement to amend the provisions in Article VIII providing for the classification of directors and the elimination of cumulative voting. The classification of directors and the elimination of cumulative voting are designed to reduce the possibility that a third party could effect a surprise change in the composition of the Board of Directors without the support of the incumbent Board and to preclude the election of a director or a small group of directors representing a special interest group. At the Meeting, shareholders will be asked to readopt the supermajority vote requirement contained in Article VIII(h) which requires a vote of at least 64.4% of the outstanding shares to amend or repeal the provisions regarding the classification of directors and the elimination of cumulative voting.

        This Proxy Statement solicits shareholders to readopt Article VIII(h) to retain the supermajority vote protection with respect to the classification of directors and the elimination of cumulative voting.

        SHAREHOLDERS ARE STRONGLY ENCOURAGED TO VOTE FOR EACH OF THE FOREGOING PROPOSALS. (FOR A DISCUSSION OF POSSIBLE NEGATIVE CONSEQUENCES OF PROPOSALS 2, 3 AND 4, SEE "NEGATIVE CONSEQUENCES OF THIS PROPOSAL" UNDER EACH SEPARATE PROPOSAL DISCUSSION.)


                             REVOCABILITY OF PROXIES

        A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions specified on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

                         PERSONS MAKING THE SOLICITATION

        The Company's Board of Directors is making this Proxy solicitation. The Company will pay the expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used for the solicitation of Proxies for the Meeting. The Company contemplates that Proxies will be solicited principally through the use of the mail; however, the Company's officers, directors and employees, as well as the officers, directors and employees of its wholly-owned subsidiaries, Valley Independent Bank ("VIB"), Bank of Stockdale, F.S.B. ("BOS"), and Kings River State Bank ("KRSB") may personally solicit Proxies by telephone, without receiving any special compensation. Although there is no formal agreement to do so, the Company may also reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities.

Additionally, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                                VOTING SECURITIES

        The Company had 12,188,834 shares of its Common Stock outstanding on March 2, 2001, which has been fixed as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting. On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the Record Date for the Meeting. In connection with the election of directors, shares may not be voted cumulatively.

        A majority vote of the outstanding shares is required for each of the proposals to readopt provisions of the Company's Articles of Incorporation. Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of votes in opposition to a director, but abstentions and broker non-votes have the affect of "no" votes with respect to each of the proposals to readopt provisions of the Company's Articles of Incorporation. Abstentions are, however, counted towards a quorum.

                   SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as set forth below, Management of the Company does not know of any person who owns beneficially or of record, more than 5% of the Company's outstanding Common Stock. The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by the 5% shareholder, by the Company's directors and "named" executive officers(1), and by all directors and "named" executive officers of the Company as a group. Management is not aware of any change in control of the Company which has occurred since January 1, 2000, or of any arrangement which may, at a subsequent date, result in a change in control of the Company.



----------

(1) As used throughout this Proxy Statement, the term "executive officer" means the President and Chief Executive Officer and the Executive Vice Presidents and the Senior Vice President/Human Resources Director of the Company. The term "'named' executive officers" includes the Company's executive officers whose salaries and bonuses exceeded $100,000 during 2000. The Company's Chairman of the Board, Vice Chairmen of the Board and Secretary are not deemed to be executive officers of the Company.

                                               NUMBER OF           NUMBER OF
                                               SHARES OF             SHARES         PERCENT
                                              COMMON STOCK         SUBJECT TO       OF CLASS
                                              BENEFICIALLY        VESTED STOCK    BENEFICIALLY
NAME AND TITLE                                  OWNED(2)           OPTIONS(3)        OWNED(3)
--------------                                ------------        ------------    ------------
JACK BRITTAIN, JR.,                               34,226(4)           14,415            .40%
      Executive Vice President
R. STEPHEN ELLISON,                              465,761(5)            7,094           3.88%
      Director
RICHARD D. FOSS,                                 152,842(6)            9,412           1.33%
      Chairman of the Board
HARRY G. GOODING, III,                            14,676(7)           14,205            .24%
      Executive Vice President and
      Chief Financial Officer
JANICE STEWART GRADY,                              7,368(8)           10,872            .15%
      Senior Vice President and
      Human Resources Director
WILLIAM HENLE                                      2,060                   0            .02%
      Executive Vice President and
      Chief Operating Officer
THOMAS S. KELLY,                                  73,684               1,350            .62%
      Director, Chairman of the
      Board of BOS
DENNIS L. KERN,(9)                               699,431(5)(10)       46,039           6.09%
      Director, President and
      Chief Executive Officer
EDWARD MCGREW,                                    67,812               7,094            .61%
      Director
RONALD A. (RUSTY) PEDERSEN,(11)                  811,979(5)            7,094           6.72%
      Vice Chairman of the Board
PETE J. PENNER                                    19,511                   0            .16%
      Director, Chairman of the Board
      of KRSB
ALICE HELEN LOWERY WESTERFIELD,                  418,145               7,094           3.49%
      Vice Chairman of the Board
ALL DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP                          1,955,751(5)          124,669          16.90%
      (12 in number)
FINANCIAL INSTITUTIONS PARTNERS, LTD.,(12)       807,832                   0           6.63%
      Principal Shareholder


----------

(2) Includes shares beneficially owned, directly or indirectly, together with associates, except for shares subject to vested stock options and outstanding. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(3) Shares subject to options held by directors or executive officers that are exercisable within 60 days after the Record Date ("vested") are treated as issued and outstanding for the purposes of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(4) Includes 13,035 shares allocated to Mr. Brittain pursuant to the 401(k) Plan and 9,625 shares in the ESOP.

(5) Includes 405,872 shares held as trustee of the ESOP. The trustees have voting rights over these shares to the extent not exercised by the ESOP's participants. These shares are included for each of Messrs. Ellison, Kern and Pedersen, the trustees, and are included once for the category "All Directors and Officers as a Group."

(6)     Includes 21,760 shares held in trust for the benefit of Mr. Foss.

(7) Includes 5,292 shares allocated to Mr. Gooding pursuant to the 401(k) Plan and 8,473 shares in the ESOP.

(8) Includes 1,967 shares allocated to Ms. Grady pursuant to the 401(k) Plan and 5,310 shares in the ESOP.

(9)     Mr. Kern's business address is 1498 Main Street, El Centro, California.

(10) Includes 16,147 shares allocated to Mr. Kern pursuant to the 401(k) Plan and 14,494 shares in the ESOP.

(11) Mr. Pedersen's business address is 330 West Aten Road, Imperial, California 92251.

(12) The business address for Financial Institutions Partners, Ltd. is 1824 Jefferson Place SW, Washington, D.C. 20036.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NUMBER OF DIRECTORS; CLASSIFICATION OF BOARD

        Article V(a) of the Company's Articles of Incorporation provide for a range of six to ten directors and permit the exact number of directors to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at eight.

        Article VIII(b) of the Company's Articles of Incorporation provides that when the number of directors has been fixed at nine or more, the Board of Directors shall be classified into three classes, with each class serving for staggered three-year terms. In the event that the authorized number of directors shall be fixed at six or more, but less than nine, Article VIII(b) states that the Board of Directors shall be classified into two classes, with each class serving for a term of two years. Article VIII(e) provides that in the event the authorized number of directors changes, necessitating a change in the number of classes, the Board of Directors shall be reclassified in accordance with California law and the principals of Article VIII(d), which provides that the nominees receiving the highest number of votes shall be elected for the longest term and for the division of directors as equally as possible into separate classes.

        One director, Mr. Pete J. Penner, Chairman of the Board of KRSB, was appointed to the Board of Directors in January, 2001, increasing the number of directors from seven to eight. Accordingly, it is proposed that the four directors standing for reelection be elected for two-year terms. Thereafter, it is anticipated that at the 2002 Annual Meeting the other four directors will be elected for a two-year term, thereby resulting in two classes of four directors each. In the event a vacancy should occur, any director elected to fill the vacancy would hold office for the balance of the term of the class in which the vacancy occurred.

NOMINEES

        The persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all four nominees.

        In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

        The following table sets forth the names and certain information as of the Record Date concerning the persons to be nominated by the Board of Directors for election as directors of the Company:

                                                                                                  YEAR FIRST
                                                                   YEAR FIRST                     ELECTED OR
                                                                   ELECTED OR                      APPOINTED
                                  BUSINESS EXPERIENCE               APPOINTED                     DIRECTOR OF
                                  DURING THE PAST                  DIRECTOR OF    CURRENT TERM      VIB, BOS
Name and Title           AGE      FIVE YEARS                       THE COMPANY       EXPIRES        OR KRSB
--------------           ---      --------------------             -----------    ------------    -----------
THOMAS S. KELLY,          68      Chief Executive Officer,             2000            2001           1985
  Director, Chairman              Thomas Kelly & Associates
  of the Board of                 and Thomas Kelly
  BOS                             Management, Inc. (real estate
                                  investment and management)

DENNIS L. KERN,           61      President and Chief                  1997            2001           1983
  Director, President             Executive Officer, Valley
  and Chief Executive             Independent Bank
  Officer(1)

EDWARD MCGREW,            63      Owner, Rio Bend R.V.                 1997            2001           1983
  Director                        Resort (Recreational Vehicle
                                  Park), Water/Agricultural
                                  Consultant, U.S. Filter Co.

PETE J. PENNER            68      Owner and President, Penco           2001            2001           1979
  Director, Chairman              Farms, Inc. (farming)
  of the Board of
  KRSB

OTHER DIRECTORS

        The persons named below are currently members of the Company's Board of Directors whose terms of office run until the 2002 Annual Meeting and until their successors are elected and have qualified. The following table sets forth the names and certain information as of the Record Date, concerning the members of the Board of Directors whose terms are not expiring and who are not standing for reelection:


                                                                   YEAR FIRST                     YEAR FIRST
                                                                   ELECTED OR                     ELECTED OR
                                  BUSINESS EXPERIENCE               APPOINTED                      APPOINTED
                                  DURING THE PAST                  DIRECTOR OF    CURRENT TERM      DIRECTOR
NAME AND TITLE           AGE      FIVE YEARS                       THE COMPANY      EXPIRES          OF VIB
--------------           ---      --------------------             -----------    ------------    -----------
R. STEPHEN ELISON,        51      President, Jordan                    1997            2002           1990
  Director                        Implement Co. (Machinery)

RICHARD D. FOSS,          61      President, Foss                      1997            2002           1980
  Chairman of the                 Accountancy Corporation,
  Board of                        Certified Public
  Directors                       Accountants

RONALD A. (RUSTY)         67      Owner, Imperial Pre-Mix              1997            2002           1983
PEDERSEN,                         Co. (cattle feed supplement
  Vice Chairman                   manufacturing)
  of the Board of
  Directors

ALICE HELEN               72      Retired; Regional Customer           1997            2002           1992
LOWERY                            Relations Officer, Valley
WESTERFIELD,                      Independent Bank (1993 to
  Vice Chairman                   1997); previously
  of the Board of                 Chairman, President And
  Directors                       Chief Executive Officer,
                                  the First National Bank in
                                  Coachella

        None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company,



-----------------

(1) This person is an executive officer of the Company.

acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company and none of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the investment Company Act of 1940.

EXECUTIVE OFFICERS

        The following table sets forth the names and certain information as of the Record Date concerning the executive officers of the Company, except Mr. Kern, who is a director and included in one of the tables set forth above:


                                                                                                  TERM OF
                       TITLE WITH                                  BUSINESS EXPERIENCE            OFFICE WITH
NAME                   THE COMPANY        TITLE WITH VIB     AGE   DURING THE PAST FIVE YEARS     THE COMPANY
----                   -----------        --------------     ---   --------------------------     -----------
JACK BRITTAIN, JR.     Executive Vice     Executive Vice      52   Chief Credit Officer, Valley     Since 1998
                       President          President and            Independent Bank
                                          Chief Credit
                                          Officer

HARRY G. GOODING, III  Executive Vice     Executive Vice      53   Chief Financial Officer,         Since 1997
                       President and      President and            Valley Independent Bank
                       Chief Financial    Chief Financial
                       Officer            Officer

JANICE STEWART-GRADY   Senior Vice        Senior Vice         47   Human Resources Director,        Since 1998
                       President and      President and            Valley Independent Bank
                       Human Resources    Human Resources
                       Director           Director

WILLIAM HENLE          Executive Vice     Executive Vice      50   Executive Vice President and     Since 2000
                       President and      President and            Chief Operating Officer,
                       Chief Operating    Chief Operating          Valley Independent Bank
                       Officer            Officer                  (2000-); self-employed
                                                                   business consultant (1998-
                                                                   2000 and 1996-1997); and
                                                                   Executive Vice President and
                                                                   Chief Operating Officer,
                                                                   The Aegis Consumer
                                                                   Funding Group (1997)

SIGNIFICANT EMPLOYEES

        The following table sets forth the names and certain information as of the Record Date concerning the significant employees of VIB, BOS or KRSB who are not deemed executive officers of the Company:


                       TITLE WITH                                                     TERM OF OFFICE
                       THE COMPANY,                   BUSINESS EXPERIENCE             WITH VIB,
NAME                   VIB, BOS OR KRSB         AGE   DURING THE PAST FIVE YEARS      BOS OR KRSB
----                   ----------------         ---   --------------------------      --------------
BRUCE C. JAY           President and Chief       50   President and Chief Executive     Since 2000
                       Executive Officer, BOS         Officer (2000-); Executive
                                                      Vice President and Chief
                                                      Financial Officer (1984-
                                                      2000), Bank of Stockdale

ROBERT LOWERY          President and Chief       48   President and Chief Executive     Since 1993
                       Executive Officer,             Officer, Kings River State
                       KRSB                           Bank

MARTIN E. PLOURD       Executive Vice            42   Executive Vice President,         Since 1986
                       President/Retail               Valley Independent Bank
                       Banking, VIB

THE BOARD OF DIRECTORS AND COMMITTEES

        During 2000, the Company's Board of Directors held 12 regular meetings and one special meeting. In addition to attending Board meetings, certain of the directors serve on committees of the Board.

        The Audit Committee, which consisted of Directors Ellison, Kelly, and Westerfield, reviews all internal and external examination reports and selects the Company's independent accountants. The Audit Committee met 12 times during 2000. (See "COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS - Audit Information" herein.)

        The Executive Committee, which consisted of Directors Foss, McGrew and Pedersen, sets policies and supervises Management between regular Board meetings. The Executive Committee met six times in 2000.

        The Compensation Committee, which consisted of Directors Ellison, Foss, Kern and Pedersen, establishes the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's business plans, strategies and goals. The Compensation Committee met twice during 2000. (See "COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS - Compensation Committee Report on Executive Compensation" herein.)

        The Company does not have a Nominating Committee.

        In addition, some of the Company's directors served on the Boards of Directors of VIB, BOS and/or KRSB including the various committees established by those subsidiaries.

        During 2000, none of the Company's directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served.

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

SUMMARY COMPENSATION

        The following table sets forth a summary of annual and long-term compensation for services in all capacities to the Company or its subsidiaries for the "named" executive officers, which includes the Company's executive officers whose salaries and bonuses exceeded $100,000 during 2000:

                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                      ANNUAL COMPENSATION                  AWARDS
                                           -----------------------------------------   --------------
                                                                                         SECURITIES
NAME AND POSITION                                                    OTHER ANNUAL        UNDERLYING       ALL OTHER
WITH THE COMPANY                  YEAR      SALARY       BONUS      COMPENSATION(1)      OPTIONS(2)    COMPENSATION(3)
-----------------                 ----     --------     --------    ----------------   --------------  ---------------
JACK BRITTAIN, JR.,               2000     $158,160     $  4,760              --             5,755        $ 10,988
  Executive Vice President        1999     $140,855     $ 50,000              --            11,992        $ 12,647
  and Chief Credit Officer        1998     $114,996     $ 30,000              --             8,694        $  8,157

HARRY G. GOODING, III,            2000     $146,400     $  4,600              --             5,755        $ 11,710
  Executive Vice President        1999     $138,000     $ 40,000              --            10,931        $ 11,851
  and Chief Financial Officer     1998     $117,996     $ 30,000              --             8,694        $  8,488

DENNIS L. KERN,                   2000     $275,004     $ 14,000        $  7,200            15,032        $ 12,030
  President and Chief             1999     $250,000     $ 62,500        $  8,600            10,692        $ 13,178
  Executive Officer               1998     $210,012     $105,000        $ 15,500            36,416        $ 10,101

STOCK OPTIONS

        In connection with the bank holding company reorganization the Company adopted the VIB Corp 1997 Stock Option Plan providing for the issuance of up to 2,000,000 shares(4). On March 10, 1998, the Company's Board of Directors, pursuant to the terms of the bank holding company reorganization, issued 704,769(4) options in exchange for the then outstanding VIB options, effective as of the effective date for the reorganization. As of the Record Date, the Company's 1997 Stock Option Plan provided for the issuance of 2,898,186 shares, of which 164,761 shares had been exercised and options for 953,975 shares were outstanding, leaving 1,779,450 shares available for future grants. The following table sets forth certain information regarding stock options granted by the Company to the "named" executive officers during 2000:


                                                                                      POTENTIAL REALIZED
                                        PERCENTAGE OF                                  VALUE AT ASSUMED
                           NUMBER OF    TOTAL OPTIONS                                ANNUAL RATES OF STOCK
                            OPTIONS       GRANTED TO                                  PRICE APPRECIATION
                          GRANTED IN     EMPLOYEES(6)   EXERCISE     EXPIRATION         FOR OPTION TERM
NAME                        2000(5)      DURING 2000    PRICE(5)        DATE           5%            10%
----                      ----------    -------------   --------     ----------     --------      --------
JACK BRITTAIN, JR             5,755          4.14%      $   7.04      12/27/05      $ 42,541      $ 44,567
HARRY G. GOODING, III         5,755          4.14%      $   7.04      12/27/05      $ 42,541      $ 44,567
DENNIS L. KERN               15,032         10.81%      $   6.83      02/22/05      $107,801      $112,935

----------

(1) These figures represent directors' fees. Prerequisites paid to an executive officer which total less than the lesser of $50,000 or 10% of salary and bonus are omitted.

(2) All share figures have been adjusted to reflect the Company's two 3% stock dividends declared in each of 2000 and 1999, the 3% stock dividend declared in 1998 and the five-for-four stock split declared in 1998.

(3) These figures include matching contributions to the 401(k) Plan ($2,196, $2,968, and $1,580 for Mr. Brittain, $2,260, $2,173 and $1,549 for Mr.
        Gooding, and $2,580, $3,500 and $1,051 for Mr. Kern, for 2000, 1999 and
        1998, respectively) and contributions to the Employee Stock Ownership Plan ($8,792, $9,679 and $6,577 for Mr Brittain, $9,450, $9,678 and
        $6,939 for Mr. Gooding, and $9,450, $9,678 and $9,050 for Mr. Kern for 2000, 1999 and 1998, respectively).

(4) These figures have not been adjusted to reflect two 3% stock dividends declared in each of 2000 and 1999, the 3% stock dividend declared in 1998 and the five-for-four stock split declared in 1998.

(5) These figures and dollar amounts have been adjusted for the Company's two 3% stock dividends declared in 2000.

(6) Does not include options granted to the Company's non-employee directors during 2000. (See "COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS - Directors' Compensation" herein.)

        The following table sets forth certain information regarding stock options exercised during 2000 by the "named" executive officers:


                                                        NUMBER OF UNEXERCISED       VALUE(7) OF UNEXERCISED
                              NUMBER                          OPTIONS AT              IN THE MONEY OPTIONS
                            OF SHARES                     DECEMBER 31, 2O00           AT DECEMBER 31, 2000
                            ACQUIRED       VALUE      --------------------------   --------------------------
NAME                       ON EXERCISE    REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                       -----------    --------    -----------  -------------   -----------  -------------
JACK BRITTAIN, JR             1,692        $3,452        14,415        17,353        $  242        $2,364
HARRY G. GOODING, III         3,385        $6,905        14,203        18,104        $  202        $2,203
DENNIS L. KERN                   --           N/A        32,912        54,225        $2,752        $5,314

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

        Neither the Company nor its subsidiaries have entered into written employment agreements with any of the Company's executive officers.

        During 1994 VIB adopted a Deferred Compensation Plan for its executive and other senior officers pursuant to which the participating officers elect to defer future salary or bonus income. The compensation deferred is maintained in a separate account for each participant, earns interest at 10%, and is fully vested. Participants can select the mode of distribution, lump sum or installments, payable upon termination of employment. In the event of a change in control of VIB, participants are entitled to a lump sum distribution. VIB pays the costs of administering these Deferred Compensation Plans as well as the interest earned on the amounts deferred, but VIB makes no contributions to the participants' individual deferral accounts.

        In June, 1999, VIB adopted a Supplemental Executive Retirement Plan (the "SERP") for its executive and other senior officers, including Messrs. Brittain, Gooding, and Kern and Ms. Grady. Mr. Henle was added in 2000. Under the SERP, VIB agreed to pay the executives additional benefits at retirement in return for continued current satisfactory performance by the executives. The maximum benefit to each executive is 70% of the executive's average monthly cash compensation for 180 months beginning at age 62. The SERP is embodied in a written agreement between VIB and the executives.

        The SERP is an unfunded plan, which means that the executives have no rights under the agreement beyond those of a general creditor of VIB, and there are no specific assets set aside by VIB in connection with the establishment of the SERP. The SERP is not an employment contract. If the covered employee leaves VIB's employ by virtue of early retirement (after attaining age 55 but prior to attaining age 62), death (either prior or subsequent to retirement), termination (either voluntarily or without cause) or, under certain circumstances, a change in control, the executive receives partial benefits. However, the covered executive (or named beneficiary in case of death) is entitled to receive the vested portion of the benefit commencing on the date that the executive would otherwise be entitled to receive them and continuing for 20 years or life, whichever is greater. In 1999 VIB paid an aggregate single premium of $4,583,403 to purchase life insurance policies on each executive included in the plan to fund the benefits. In 2000, an additional premium of $1,943,000 was paid to cover Mr. Henle. VIB owns each policy and earns a rate of return on the invested premium which is reflected by an increase in the cash value of each policy.

        The accounting rules concerning deferred compensation plans, including any salary continuation plans, require that VIB accrue sufficient expenses so that the present value of the benefits to be paid to the covered executive at retirement is reflected as a liability on VIB's books at the time of retirement. The accrual for 2000 was $912,313. Management of VIB believes this


--------

(7)     Assumes a market value of $7.50 per share on December 31, 2000.

expense is partially offset by the higher earnings on the insurance premium investment, which are non-taxable if certain conditions are met, than taxable investments made in the ordinary course of business.

        In February, 1994, BOS adopted a Salary Continuation Plan (the "SCP") covering Mr. Jay and other senior officers of BOS. In 1999, the SCP was amended and restated in its entirety. The SCP, as amended, is similar to VIB's SERP, except that the SCP provides for an annual benefit of $50,000, the covered executive can choose to be paid over a period of between 36 months and 180 months, vested benefits are paid to the covered executive's beneficiary in a lump sum in the event of death, and certain benefits terminate upon the covered executive's death. BOS paid an aggregate premium of $860,000 to purchase life insurance policies on each executive included in the SCP to fund the benefits. BOS owns each policy and earns a rate of return on the invested premium which is reflected by an increase in the cash value of each policy.

        The accrual in 2000 for the present value of the benefits to be paid to covered executives at the time of retirement was approximately $143,322. Management of BOS believes this expense is partially offset by the higher earnings on the insurance premium investment, which are non-taxable if certain conditions are met, than taxable investments made in the ordinary course of business.

        In March, 1996, BOS entered into an agreement with Mr. Jay and each of its executive officers, that provides certain severance benefits in the event that a change in control of BOS occurs. Under these Change in Control Agreements, each executive officer is entitled to 12 months salary from the date of termination following a change in control. This severance payment is triggered if the executive terminates his employment for "good reason" or if the executive's employment is terminated without "cause," in either case within 24 months following a change in control.

        In 1999, BOS entered into split-dollar life insurance agreements with directors and certain executives. Pursuant to the terms of the agreements BOS owns the insurance policies, is entitled to the cash value of the policies and is responsible for paying the associated premiums. Upon a covered executive's death, the beneficiary is entitled to receive 80% of the total proceeds less the cash value of the policy, with BOS entitled to the balance. BOS paid an aggregate single premium in 1999 amounting to $1,111,984.

        In October, 2000, KRSB adopted a Supplement Executive Retirement Plan covering Mr. Lowery. The plan is identical to the SERP adopted by VIB. KRSB paid an aggregate single premium of $1,800,000 to purchase a life insurance policy to fund the plan's benefits. The accrual for 2000 was $38,875.

DIRECTORS' COMPENSATION

        In 2000, the Company's directors, except for Mr. Kern, were paid for attendance at Company Board meetings at the rate of $1,300 for each regular Board meeting (with the Chairman receiving $2,275); and, for all directors, except Mr. Kern, $300 for each committee meeting. All directors (except Messrs. Kelly and Penner who do not serve on VIB's Board), received $600 for every VIB Board meeting attended and (except for Mr. Kern) received $300 for every committee meeting attended. Mr. Kern did not receive fees for serving as a director of BOS and KRSB. Mr. Foss received $600 for every BOS Board meeting attended and $150 for every BOS committee meeting attended.

        During 1999 Mr. Kelly was granted options to purchase 3,183 shares. No options were granted to directors in 2000.

        VIB has entered into Deferred Compensation Agreements with each of its directors, except Ms. Westerfield, pursuant to which $600 of directors' fees per month were deferred until May, 2000, when the directors or their beneficiaries were entitled to $1,624 per month for 10 years. The Deferred Compensation Agreements provide that if the director dies before the commencement date of the payments, the director's beneficiary will receive the death benefit for 10 years; however, if the director's service as a director terminates for any other reason, the actual amount deferred, plus accrued interest at 10%, will be paid to the director. Since May, 2000, the directors have continued to defer their directors' fees as well as the deferred compensation due them pursuant to the Deferred Compensation Agreements. They are in the process of deciding, individually, whether to receive their current directors' fees as well as their past deferrals, or whether to defer either or both amounts for another 10 years. If both amounts are deferred for 10 years then the monthly payment would be $6,020 for 10 years, commencing May, 2010.

        In January, 1999, BOS adopted a Supplemental Director Compensation Plan (the "SDCP") for the benefit of non-employee directors of BOS. The SDCP provides for the payment of an annual lifetime annuity of $7,000 upon retirement, disability prior to retirement, termination without cause or termination as a result of a change in ownership. All benefit payments cease upon the death of a director. BOS paid an aggregate single premium of $1,961,032 to purchase life insurance policies on each director included in the plan to fund the benefits. BOS owns each policy and earns a rate of return on the invested premium which is reflected by an increase in the cash value of each policy.

        The accrual in 2000 for the present value of the benefits to be paid to directors at the time of retirement was approximately $227,890.

PROFIT SHARING AND 401(K) PLAN

        In March, 1989, VIB's Board of Directors adopted, effective as of January 1, 1989, the Valley Independent Bank Profit Sharing and 401(k) Plan (the "401(k) Plan"). In connection with the bank holding company reorganization, the Company adopted the 401(k) Plan. In January, 2000 the 401(k) Plan was amended and restated. All full-time and part-time employees of the Company, VIB, BOS and KRSB who are at least eighteen years of age and have completed three months of employment are eligible to participate. Pursuant to the 401(k) Plan, participating employees of VIB, BOS and KRSB may voluntarily contribute a portion of their compensation to a trust, with the Company making a matching contribution up to a specific amount. Each year the Company may make matching profit sharing contributions to the trust for the benefit of employees participating on the last day of the year. Participating employees vest in the matching and profit sharing contributions over a seven year period. Benefits from the 401(k) Plan become available to the employee upon retirement, or in the event of disability. If employment is terminated prior to normal retirement, the employee receives all voluntary contributions and a portion of the matching and profit sharing contributions, based upon the established vesting schedule.

        As of December 31, 2000, 486 employees were participating in the 401(k) Plan. During 2000, the Company made a $172,157 profit sharing contribution. The 401(k) Plan has been qualified by the Internal Revenue Service (the "IRS") pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA").

EMPLOYEE STOCK OWNERSHIP PLAN

        In December, 1991, VIB's Board of Directors adopted, effective as of January 1, 1991, the Valley Independent Bank Employee Stock Ownership Plan (the "ESOP"). In connection with the bank holding company reorganization, the Company adopted the ESOP. Pursuant to the ESOP, annual contributions, at the discretion of the Company, are made to a trust for the benefit of employees of the Company, VIB, BOS and KRSB, who are participants. All full-time employees are eligible to participate after one year of employment. Contributions shall not exceed limitations imposed by the Internal Revenue Code, and vest 20% after three years of service, 40% after four years, 60% after five years, 80% after six years, and 100% after seven years of service. Participants become 100% vested if termination is by reason of normal or deferred retirement, death or disability, or termination of the ESOP.

        As a stock ownership plan, it is intended that contributions to the ESOP trust will be utilized to purchase the Company's (previously, VIB's) Common Stock, which will then be allocated to the accounts of the participants, thereby enabling them to participate in the Company's growth. Distributions pursuant to the ESOP will be in cash or in shares of the Company's Common Stock.

        Each of the "named" executive officers participated in the ESOP during 2000. Directors who are not also employed by the Company are not eligible to participate. The total amount contributed for all participants to the ESOP for 2000 was $706,250.

        As of December 31, 2000, 440 employees were participating in the ESOP. The ESOP has been qualified by the IRS pursuant to ERISA.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee (the "Committee") consists of Directors Ellison, Foss, Kern and Pedersen, none of whom serve as an officer of the Company except Mr. Kern, who is the Company's President and Chief Executive Officer. None of the Company's executive officers served on the board of directors or compensation committee, or equivalent, of another entity, one of whose executive officers or board members served on the Company's Committee or the Company's Board of Directors. Mr. Kern does not participate in Committee deliberations and voting regarding his compensation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

        The Committee is also responsible for establishing the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's business plans, strategies and goals. The Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities and regulatory requirements.

        The Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President and Chief Executive Officer; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation.

        The Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent, which is critical to both short-term and long-term success of the Company; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

        The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards, and stock option awards as well as benefits under several employee benefit plans offered by the Company.

        Between 1998, the inaugural year of the Company, and December, 1999, Mr. Kern's compensation was paid by VIB. The Company paid Mr. Kern's compensation beginning in January, 2000. Mr. Kern's compensation is allocated to the three subsidiary banks, VIB, BOS and KRSB, pursuant to the terms of a Management Fee Allocation Agreement. As of 2000, the Company's Compensation Committee has been responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

        In establishing executive compensation for the President and Chief Executive Officer, the Committee considered the following factors in the following order of priority: (1) improving shareholder value; (2) profitability;
(3) return on assets; (4) return on equity; (5) asset quality; and (6) growth in loans and deposits as it relates to overall industry performance. Excluded from the Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity, or the imposition of changes in generally accepted accounting principles.

        The Committee investigates the competitiveness of the compensation of the President and Chief Executive Officer by having peer survey data updates at least annually. Among the sources consulted are the State of California Department of Financial Institutions Executive Officer and Director Compensation Survey, SNL Securities Executive Compensation Review and the California Bankers Association Compensation and Benefits Survey. In addition, in November, 2000, Bank Compensation Consulting conducted a comprehensive on-site evaluation of the President and Chief Executive Officer's compensation package.

        When determining Mr. Kern's bonus compensation for 2000, the Committee noted that the Company's profitability and return on equity and return on assets exceeded the prior year's results. Net income was $8.6 million versus 1999's $5.9 million. Return on equity and return on assets were 13.22% and .80%, respectively, compared to 10.40% and .71%, respectively, in 1999. Further, the Committee determined that asset quality exceeded budget, measured by evaluating reductions in net charge-offs ($294,000), and the improvements in the allowance for credit losses' coverage of adjusted non-performing assets ratio (141% versus 76%), and allowance for credit losses to total loans ratio (1.01% versus .87%). The Committee also reviewed favorably the Company's growth in average loans (34%) and average deposits (23%), compared to 1999. Moreover, although the market value of the Common Stock declined, the Committee noted that the overall market for peer institutions declined and that Mr. Kern continued to actively promote the Common Stock to market makers and institutional investors to increase the liquidity of the Common Stock and to maintain good relationships with shareholders. Finally, the Committee reviewed Mr. Kern's total compensation in light of the above-referenced peer surveys.

        The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                             COMPENSATION COMMITTEE

               R. Stephen Ellison                  Dennis L. Kern
               Richard D. Foss                     Ronald A. Pedersen

AUDIT INFORMATION

        The Board of Directors has established a written charter for the Audit Committee which is set forth as Exhibit "B" to this Proxy Statement. The three members of the Audit Committee are "independent" as that term is defined in the listing standards of the National Association of Securities Dealers.

AUDIT COMMITTEE REPORT

        Management is responsible of the Company's internal controls, financial reporting process, compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                 AUDIT COMMITTEE

               R. Stephen Ellison             Alice Helen Lowery Westerfield
               Thomas S. Kelly

El Centro, California
February 27, 2001

        For information regarding the Company's independent accountants, as well as fees paid for audit and non-audit services, please refer to the section entitled "INDEPENDENT ACCOUNTANTS" herein.

STOCK PERFORMANCE GRAPH

        The following graph presents the cumulative, five-year total return for the Company's (and previously VIB's) Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded in the Nasdaq National Market, the SNL Securities Index of Banks between $500 million and $1 billion in total assets and the SNL Securities Index of Banks over $1 billion in total assets. The SNL Index for Banks between $500 million and $1 billion was originally selected as most representative. However, by year end 2000 the Company's total assets exceeded $1 billion and, therefore, the SNL Index of Banks over $1 billion in total assets is now deemed most representative. The graph assumes the value of an investment in the Company's Common Stock, the Nasdaq Index and both SNL Bank Indexes were $100 on December 31, 1995, and that all dividends were reinvested.

                                    VIB CORP

                                    [GRAPH]



                                                      PERIOD ENDING
                        ------------------------------------------------------------------------
INDEX                       12/31/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
------------------------------------------------------------------------------------------------
VIB Corp                      100.00      139.07      198.59      166.98      112.56      117.46
NASDAQ - Total US             100.00      123.04      150.69      212.51      394.92      237.62
SNL $500M-$1B Bank Index      100.00      125.01      203.22      199.81      184.96      177.04
SNL $1B-$5B Bank Index        100.00      129.63      216.19      215.69      198.23      224.95





CERTAIN TRANSACTIONS

        During 2000 there were no, and as of the date of this Proxy Statement there are no existing or proposed, material transactions between the Company and any of the Company's executive officers, directors, or beneficial owners of 5% or more of the Company's Common Stock, or the immediate family or associates of any of the foregoing persons, except as indicated below.

        Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with VIB, BOS or KRSB in the ordinary course of the subsidiaries' businesses and the subsidiaries expect to have such ordinary banking transactions with such persons in the future. In the opinion of Management of the subsidiaries, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the subsidiaries do not have any limits on the aggregate amount they would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with their internal lending policies and statutory lending limits.

                                   PROPOSAL 2
                   READOPTION OF ARTICLE V(b) OF THE ARTICLES
                 OF INCORPORATION CONCERNING RANGE OF DIRECTORS

GENERAL

        Article V(a) of the Company's Articles of Incorporation provides that the authorized number of directors of the Company shall not be less than six nor more than ten, and that the exact number of directors can be fixed from time to time within that range by the Board of Directors or the shareholders.

        Article V(b) of the Company's Articles of Incorporation provides that the range of authorized directors of the Company may only be amended by the vote of at least 66 2/3% of the outstanding shares entitled to vote thereon; provided, however, that an amendment reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than 16 2/3% of the outstanding shares entitled to vote thereon. Thus, Article V(b) imposes a supermajority shareholder vote requirement to amend the range of directors set forth in Article V(a). Exhibit "A" to this Proxy Statement contains the text of Article V as well as the text of the only other Articles of the Articles of Incorporation which contain supermajority vote requirements, all of which are being presented for shareholder ratification. (See "PROPOSAL 3 - READOPTION OF ARTICLE VII OF THE ARTICLES OF INCORPORATION CONCERNING FAIR PRICE PROTECTION" and "PROPOSAL 4 - READOPTION OF ARTICLE VIII(h) OF THE ARTICLES OF INCORPORATION CONCERNING CLASSIFICATION OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING" herein.) Shareholders are encouraged to read Article V in its entirety and all of Exhibit "A."

        California law requires the renewal every two years of all provisions in articles of incorporation which contain supermajority vote requirements and, further, provides that the supermajority vote requirement cannot exceed the lesser of the percentage of shareholders voting in favor or 66 2/3%. Article V(b) was originally adopted on November 7, 1997, when the Company's Articles of Incorporation were filed with the California Secretary of State. Article V(b) was subsequently readopted at the 1999 Annual Meeting of Shareholders and took effect on September 27, 1999. The Company's Board of Directors has unanimously approved and for the reasons described below unanimously recommends that the Company's shareholders readopt Article V(b). All shareholders are especially encouraged to vote in favor of this proposal to maximize the supermajority protections afforded by this provision.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE READOPTION OF
ARTICLE V(b) AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED. (FOR A DISCUSSION OF POSSIBLE NEGATIVE CONSEQUENCES OF PROPOSAL 2, SEE "NEGATIVE CONSEQUENCES OF THIS PROPOSAL" BELOW.)

REASONS FOR THE PROPOSAL

        General. This provision is designed to prevent a third party, by simple majority vote, from increasing the size of the Board and "packing" the Board with its designees. If a third party could do so, it could circumvent the intent of the classified directors provision, Article VIII. (See "PROPOSAL 4 - READOPTION OF ARTICLE VIII(h) OF THE ARTICLES OF INCORPORATION CONCERNING CLASSIFICATION OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING" herein.)

        The Board of Directors anticipates that this provision will protect the Company's shareholders by rendering more difficult certain attempts to obtain control of the Company.

        Negative Consequences of this Proposal. This provision may be characterized as an "anti- takeover" proposal as the overall effect may be to discourage any attempt to take over control of the Company through a proxy solicitation contest, tender offer or merger. To the extent that such takeover attempts are discouraged, temporary fluctuations in the market price of the Company's Common Stock resulting from actual or rumored takeover attempts may be inhibited.

        Conclusion. This provision is not being proposed in response to any present attempt, known by the Board of Directors, to acquire control of the Company, to change the range of directors, or to take other significant corporate action. Rather, the Board of Directors believes that this supermajority vote requirement is prudent and in the best interests of the Company and its shareholders and should be readopted for their continued protection.

PROCEDURE FOR AMENDING THE RANGE OF DIRECTORS

        Any amendment to the range of directors set forth in Article V(a) presently requires approval by at least 66 2/3% of the outstanding shares. If
Article V(b) is readopted, the percentage will be the lesser of the percentage of shareholders voting in favor of readoption, or 66 2/3%.

VOTE REQUIRED; BOARD RECOMMENDATION

        A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to readopt Article V(b) upon its expiration on September 26, 2001. If shareholders reapprove Article V(b), the provision will remain effective for a period of two years from the date a Certificate of Amendment is filed with the California Secretary of State. The Board of Directors has instructed Management to refile Article V(b) to be effective on September 27, 2001. Shareholder approval of this proposal is deemed to authorize any changes to the text of Article V(b) as may be required by regulatory agencies.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL.

                                   PROPOSAL 3
                    READOPTION OF ARTICLE VII OF THE ARTICLES
                OF INCORPORATION CONCERNING FAIR PRICE PROTECTION

GENERAL

        Shareholders are being asked to readopt Article VII of the Company's Articles of Incorporation (the "Fair Price Provision"), which is designed to ensure that shareholders of the Company will receive fair and equitable treatment in the event of a business combination or other significant transaction between the Company and a shareholder of the Company (or business entity controlled by such shareholder) who holds a 10% or more stock interest in the Company at the time of the proposed transaction. The most significant aspects of the Fair Price Provision are: (i) imposing supermajority shareholder vote or disinterested director approval requirements in connection with certain mergers, acquisitions and other business combinations, unless specified minimum price and procedural requirements are satisfied in the proposed transaction; and
(ii) imposing a supermajority shareholder vote requirement for an amendment, change or repeal of the Fair Price Provision.

        California law requires the renewal every two years of all provisions in articles of incorporation which contain supermajority vote requirements and, further, provides that the supermajority vote requirement cannot exceed the lesser of the percentage of shareholders voting in favor or 66 2/3%. Article VII was originally adopted on November 7, 1997, when the Company's Articles of Incorporation were filed with the California Secretary of State. Article VII was subsequently readopted at the 1999 Annual Meeting of Shareholders and took effect on September 27, 1999. The Company's Board of Directors has unanimously approved and for the reasons described below unanimously recommends that the Company's shareholders readopt the Fair Price Provision. All shareholders are especially encouraged to vote in favor of this proposal to maximize the supermajority protections afforded by the Fair Price Provision.

        The Board of Directors expects the Fair Price Provision will protect the Company's shareholders by rendering more difficult certain attempts to obtain control of the Company and certain other related transactions. The Fair Price Provision is expected to encourage a potential acquiror to present any takeover proposal to the Board of Directors of the Company and negotiate the terms of such proposal with the Board. As more fully described below, the Board of Directors believes that this will increase the probability that all shareholders will be treated fairly if an attempt is made to take over the Company.

        However, as described in more detail below under the heading "Reasons for the Fair Price Provision," the Fair Price Provision may be characterized as an "anti-takeover" proposal as the overall effect of the Fair Price Provision may be to discourage any attempt to take over control of the Company. If the Fair Price Provision is readopted by the Company's shareholders, it is likely to be more difficult for a large block of voting securities of the Company to acquire the Company in a merger or other transaction which has not been approved by the Company's Board of Directors. Accordingly, the effect of the Fair Price Provision may be to deprive shareholders of an opportunity to sell their shares at a premium over prevailing market prices as takeover bids frequently involve purchases of stock directly from shareholders at such a premium.

        The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for readoption of the Fair Price Provision upon its expiration on September 26, 2001.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE FAIR PRICE PROVISION AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED. (FOR A DISCUSSION OF POSSIBLE NEGATIVE CONSEQUENCES OF PROPOSAL 3, SEE "NEGATIVE CONSEQUENCES OF THIS PROPOSAL" BELOW.)

REASONS FOR THE FAIR PRICE PROVISION

        General. A principal reason for the Fair Price Provision is that it may reduce the Company's vulnerability to certain uninvited attempts to obtain control of the Company and other related transactions.

        In recent years, there has been an increasing incidence of accumulations by third parties of substantial stock positions in public corporations, including financial institutions, with a view toward utilizing a large block of stock to force a merger or other business combination in which certain of the corporation's shareholders receive less valuable consideration than other shareholders or toward forcing the corporation to repurchase the block at a premium. Such premium is often obtained through express or implied threats of disruptive tactics. In some instances, the accumulation of stock has been a prelude to a proposal for the restructuring of the corporation or the sale of all or a portion of its assets for what might be considered to be less than fair consideration. In many cases, such third parties have sought representation on the corporation's board of directors in order to increase the likelihood that their proposal will be implemented. If the corporation resists these efforts to obtain representation or declines to repurchase stock at a premium, such third parties may commence proxy contests so that they or their nominees may be elected to the board of directors in place of certain directors or even in place of the entire board.

        It is the belief of the Company's Board of Directors that tender or exchange offers and other unsolicited or unnegotiated attempts to acquire control of a company may often deprive the shareholders of an adequate opportunity to evaluate the merits of the proposed transaction. In view of the time pressures generally involved in such acquisition attempts, shareholders may not have the opportunity to compare the offer to possible alternatives in evaluating what action would be most likely to maximize the value to be received by them for their shares. Forming a considered judgment with respect to such a proposal requires, among other things, an assessment of its fairness, an analysis of its tax implications for shareholders and the target company and consideration of the impact of the transaction on the target company and its employees. If acquisition of all of the stock of the target company does not coincide with the initial taking of control, the remaining shareholders may find the value of their investment reduced by the adoption of corporate policies and practices significantly different from those upon which they based their initial investment. Nor is there any guarantee that in any subsequent acquisition of the remaining shares of the target company such remaining shareholders will receive a price for their shares which reflects the value of such shares or which is equal to the price paid by the acquiring person in connection with the initial acquisition of control.

        The Fair Price Provision is intended to prevent certain of the potential inequities of business combinations to which the Company is a party which are part of a "two-step" transaction. In the absence of the Fair Price Provision, a purchaser who acquired control of the Company could subsequently, by virtue of such control, force the remaining shareholders to sell or exchange their shares at a price which might not fully reflect any premium such purchaser may have paid in order to acquire his controlling interest.

        The Fair Price Provision is designed to encourage any person who might seek to acquire control of the Company to consult first with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board believes that, for the protection of the Company's shareholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to assure that such transaction would be in the Company's best interest and that all of the Company's shareholders would be treated fairly. The Fair Price Provision presently requires 66 2/3% or more shareholder approval for certain corporate actions, but in each instance dispenses with such supermajority requirement if:
(i) the action is approved by the Board of Directors of the Company prior to the time the hostile party involved in the transaction becomes a Major Shareholder (as that term is defined below); (ii) the hostile party sought and obtained the unanimous prior approval of the Board of Directors to become a Major Shareholder and the transaction was approved by not less than 80% of the Board of Directors;
(iii) the transaction was approved by not less than 90% of the Board of Directors of the Company (these three methods of Board approval being hereinafter referred to as the "requisite majority of the Board of Directors"); or (iv) the transaction complied with specified minimum price and procedural requirements. If readopted, the supermajority shareholder vote requirement will be the percentage of shareholders voting in favor of readoption, but not greater than 66 2/3%.

        Negative Consequences of this Proposal. The Fair Price Provision should not, in the opinion of the Board of Directors, prevent or discourage tender offers or other acquisition transactions in which the acquiring person is prepared to pay the same price to all shareholders. On the other hand, the Fair Price Provision would discourage some takeover attempts by persons intending to acquire the Company in two steps and to eliminate remaining shareholder interests by means of a business combination in which the Company is a party involving less consideration per share than the acquiring person would propose to pay for its initial interest in the Company. Some shareholders may consider the Fair Price Provision to be disadvantageous to the extent that it discourages takeovers which are not approved by the requisite majority of the Board of Directors but in which shareholders might receive, for at least some of their shares, a substantial premium above the market price at the time a tender offer or other acquisition transaction is made.

        Another effect of the readoption of the Fair Price Provision could be to give a veto power to substantial shareholders with respect to a business combination involving the Company which does not meet the price and procedural requirements and is not approved by the requisite majority of the Board of Directors.

        Shareholders should also note that, to the extent that the Fair Price Provision discourages corporate transactions which would result in a change of the Company's Management, such changes might be less likely to occur as long as this provision remains in effect. Because the Fair Price Provision has the effect of giving Management more bargaining power in negotiations with an entity attempting to acquire control of the Company, it could result in Management using such bargaining power not only to try to negotiate a favorable price for an acquisition of the Company, but also to retain their positions and negotiate more favorable terms for Management.

        Conclusion. The Fair Price Provision is not being proposed in response to any present attempt, known by the Board of Directors, to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action. Rather, the Board of Directors believes that the Fair Price Provision is prudent and in the best interests of the Company and its shareholders and should be ratified and readopted for their continued protection. The Board further believes that it is appropriate to readopt the Fair Price Provision inasmuch as it would continue to lessen the likelihood of an inequitable attempt to acquire control of the Company and thus reduce the likelihood that the Company would be required to incur significant expense and be subject to substantial disruption in connection with such an attempt.

        Except as described in this Proxy Statement, the Board of Directors does not have any current plans to propose amendments to, or to make changes in, the Company's charter documents which might be deemed to have "anti-takeover" implications.

        The following description is a summary of the Fair Price Provision, which constitutes Article VII of the Company's Articles of Incorporation. The text of Article VII is included in Exhibit "A" hereto and should be read in its entirety by shareholders.

ANALYSIS OF THE FAIR PRICE PROVISION

        a.  Definitions.

        Set forth below are definitions of certain terms included in the Fair Price Provision.

        For purposes of the Fair Price Provision, a "Major Shareholder" is defined, in general, as a person who is the beneficial owner of 10% or more of the outstanding shares of Voting Stock of the Company. A Major Shareholder will also be deemed to own beneficially those shares held by persons considered to be "Affiliates" or "Associates" of the Major Shareholder. These terms include such person's spouse and other close relatives, as well as business entities in which the person has a significant ownership or controlling interest. In the following discussion, references to shares owned by a Major Shareholder will include shares owned by such person's Affiliates and Associates, and references to transactions with, or proposed by or on behalf of, a Major Shareholder will include transactions with, or proposed by or on behalf of, Affiliates and Associates of the Major Shareholder. To the Company's best knowledge, no current shareholder of the Company is a "Major Shareholder."

        "Business Combinations" covered by the Fair Price Provision include the following transactions: (i) a merger or consolidation of the Company or any subsidiary with a Major Shareholder; (ii) the sale or other disposition by the Company or any subsidiary to a Major Shareholder of all, or substantially all or any "Substantial Part" of the assets of the Company or any subsidiary; (iii) the purchase, exchange, lease or other acquisition by the Company or any subsidiary of all, substantially all or any "Substantial Part" of the assets or business of a Major Shareholder; (iv) the issuance of any securities, or of any rights, warrants or options to acquire any securities, of the Company or a subsidiary, 80% or more of which are issued to a Major Shareholder, or the acquisition by the Company or a subsidiary of any securities, or of any rights, warrants or options to acquire any securities, of a Major Shareholder; (v) any reclassification of securities, recapitalization or other transaction of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding stock (or securities convertible into stock) of any class of the Company or a subsidiary owned by a Major Shareholder, or any partial liquidation, spin off, split off or split up of the Company or a subsidiary, unless any such transaction has been approved by 80% of the Board of Directors; (vi) the acquisition by a Major Shareholder of more than 15% of the Voting Stock of the Company; and (vii) any agreement, contract or other arrangement providing for any transaction otherwise defined as a Business Combination.

        The term "Substantial Part" as used in the Fair Price Provision in reference to the assets of the Company, of any subsidiary or of any Major Shareholder, means assets having a value of more than 5% of the total consolidated assets of the Company's most recent fiscal year ending prior to the time the determination is made.

        The term "Voting Stock" as used in the Fair Price Provision means stock or other securities entitled to vote upon any action to be taken in connection with any Business Combination or entitled to vote generally in the election of directors, and shall also include stock or other securities convertible into Voting Stock.

        b.  Approval of Business Combinations.

        Under the Fair Price Provision, a Business Combination may be effected only if, in addition to any Board and shareholder approval required by law, the Company's Articles of Incorporation or any resolution adopted by the Board of Directors providing for the issuance of a class or series of stock, it is approved in one of the following ways:

               (i) Certain minimum price and procedural requirements. If the proposed Business Combination satisfies certain minimum price and procedural requirements summarized below, then the Business Combination may proceed if it is approved by a majority of the voting power of all outstanding shares of Voting Stock;

               (ii) Board of Directors Approval. If (a) the Business Combination was approved by the Board of Directors of the Company prior to the Major Shareholder involved in the Business Combination becoming such, (b) the Major Shareholder involved in the Business Combination sought and obtained the unanimous prior approval of the Board of Directors to become a Major Shareholder and the Business Combination was approved by not less than 80% of the Board of Directors of the Company, or (c) the Business Combination was approved by not less than 90% of the Board of Directors of the Company; or

               (iii) Supermajority shareholder approval. If the proposed Business Combination does not satisfy the minimum price and procedural requirements summarized below and is not approved by the requisite majority of the Board of Directors, then the Business Combination may proceed only if it is approved by supermajority shareholder vote. Presently, the Fair Price Provision provides for the affirmative vote by the holders of not less than 66 2/3% of the voting power of all outstanding shares of Voting Stock. If readopted, the percentage will be the lesser of the percentage of shareholders voting in favor of readoption, or 66 2/3%.

        c.  Minimum Price and Procedural Requirements.

        The Major Shareholder must, in connection with a Business Combination involving payment of cash or other consideration to shareholders, offer either cash or the same type of consideration used by the Major Shareholder in acquiring the shares of the Company's Common Stock previously acquired by the Major Shareholder. In addition, the aggregate amount of cash and the fair market value of the consideration other than cash to be received per share by holders of the Company's Common Stock in any Business Combination must be not less than the higher of the greatest per share amount determined under the following alternatives: (i) the highest per share price paid by the Major Shareholder in acquiring any of the Company's Voting Stock; or (ii) an amount which bears the same or a greater percentage relationship to the market price of the Company's Voting Stock immediately prior to the announcement of such Business Combination as the highest per share price determined in (i) above bears to the market price of the Company's Voting Stock immediately prior to the commencement of acquisition of the Company's Voting Stock by the Major Shareholder.

        Under the Fair Price Provision, unless a proposed Business Combination is approved by the requisite majority of the Board of Directors or by the supermajority vote of shareholders described above, a Major Shareholder would have had to comply, from and after the time he became a Major Shareholder, with all of the procedural requirements described below, as well as with the minimum price criteria described above.

        The Major Shareholder must not have acquired, with or without Board approval, any newly-issued shares of the Company's Voting Stock at any time subsequent to the transaction pursuant to which he became a Major Shareholder, except under limited circumstances. This provision is intended to prevent a Major Shareholder who intends to propose a Business Combination from purchasing additional, newly-issued shares of the Voting Stock at prices which are lower than those set by the minimum price criteria of the Fair Price Provision. Thus, any Business Combination proposed by a Major Shareholder who has purchased additional shares cannot satisfy the procedural requirements and, accordingly, will require approval by a supermajority vote of shareholders or by the requisite majority of the Board of Directors and such shareholder vote, if any, as is required by law. It should be noted, however, that this provision does not in any way prohibit a Major Shareholder from purchasing additional shares in open market or private transactions, so long as such Major Shareholder does not propose or otherwise engage in a Business Combination. In addition to the foregoing, the Major Shareholder must not have received certain benefits, including loans, from the Company subsequent to the time he became a Major Shareholder.

        Finally, a proxy statement describing the proposed Business Combination and complying with the requirements of the rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 must be mailed to all shareholders of the Company, prior to the consummation of the Business Combination, to solicit shareholders' approval of such Business Combination. In addition, this proxy statement must contain: (i) any recommendations as to the advisability (or inadvisability) of the Business Combination which any one or more members of the Board of Directors may choose to state; and (ii) the opinion of a reputable national investment banking firm as to the fairness (or lack thereof) of the terms of such Business Combination, from the point of view of the remaining shareholders of the Company.

PROCEDURE FOR AMENDING THE FAIR PRICE PROVISION

        Any amendment, change or repeal of the Fair Price Provision or any other amendment of the Company's Articles of Incorporation which would have the effect of modifying or permitting circumvention of the Fair Price Provision requires supermajority shareholder approval. Presently, such changes to the Fair Price Provision require approval by at least 66 2/3% of the Voting Stock of the Company. If readopted, the percentage will be the lesser of the percentage of shareholders voting in favor of readoption, or 66 2/3%.

VOTE REQUIRED; BOARD RECOMMENDATION

        A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to readopt the Fair Price Provision. If shareholders reapprove Article VII, Article VII will remain effective for a period of two years from the date a Certificate of Amendment is filed with the California Secretary of State. The Board of Directors has instructed Management to refile Article VII to be effective on September 27, 2001. Shareholder approval of this proposal is deemed to authorize any changes to the text of Article VII as may be required by regulatory agencies.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL.

                                   PROPOSAL 4
                  READOPTION OF ARTICLE VIII(h) OF THE ARTICLES
            OF INCORPORATION CONCERNING CLASSIFICATION OF DIRECTORS;
                        ELIMINATION OF CUMULATIVE VOTING

GENERAL

        Article VIII of the Company's Articles of Incorporation provides that the Board of Directors shall be classified into two or three classes, depending on the number of directors, and that directors shall be elected for staggered terms. Article VIII also provides for the elimination of cumulative voting in connection with the election of directors. Pursuant to these provisions, at the Meeting the shareholders will be asked to elect four directors for a term of two years. At the Meeting shareholders will not be entitled to use cumulative voting.

        Article VIII(h) of the Company's Articles of Incorporation provides that
Article VIII may only be amended or repealed by the vote of at least 66.4% of the outstanding shares entitled to vote thereon. Exhibit "A" to this Proxy Statement contains the text of Article VIII. Shareholders are encouraged to read
Article VIII in its entirety.

        California law requires the renewal every two years of all provisions in articles of incorporation which contain supermajority vote requirements and, further, provides that the supermajority vote requirement cannot exceed the lesser of the percentage of shares voting in favor or 66 2/3%. Article VIII(h) was originally adopted on November 20, 1997, when the Company filed a Certificate of Amendment to the Articles of Incorporation with the California Secretary of State. Article VIII(h) was subsequently readopted at the 1999 Annual Meeting of Shareholders and took effect on November 20, 1999. The Company's Board of Directors has unanimously approved and for the reasons described below unanimously recommends that the Company's shareholders readopt
Article VIII(h). All shareholders are especially encouraged to vote in favor of this proposal to maximize the supermajority protections afforded by this provision.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE READOPTION OF
ARTICLE VIII(h) AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED. (FOR A DISCUSSION OF POSSIBLE NEGATIVE CONSEQUENCES OF PROPOSAL 4, SEE "NEGATIVE CONSEQUENCES OF THE PROPOSAL" BELOW.)

ANALYSIS OF ARTICLE VIII

        Article VIII, by providing for the classification of directors, provides that if the number of directors shall be fixed at nine or more, the Board shall be divided into three classes of directors serving staggered three-year terms, with each class being as nearly equal in number as possible. In the event the number of directors shall be fixed at six or more, but less than nine, the Board shall be divided into two classes of directors serving staggered two-year terms with each class being as nearly equal in number as possible. As a result, if there are three classes of directors, approximately one- third of the Board of Directors would be elected each year, and if there are two classes of directors, approximately one-half of the Board of Directors would be elected each year.
Article VIII further provides that in the event the authorized number of directors changes, necessitating a change in the number of classes, the Board of Directors shall be reclassified in accordance with California law and the principals of Article VIII; provided, however, that changes in the number of classes shall not operate to shorten the term of any director. Because the Board of Directors now consists of eight members, four directors will be elected for staggered two-year terms. It is anticipated that at the 2002 Annual Meeting four directors will again be elected for two-year terms, thereby resulting in two classes consisting of four directors each. Thereafter, each class of directors will be elected for staggered two-year terms. In the event of a vacancy on the Board, any director elected by the shareholders or the Board to fill the vacancy would hold office for the balance of the term of the class in which the vacancy occurred.

        Article VIII also provides that the election of directors by the shareholders shall not be by cumulative voting. Cumulative voting entitles shareholders to give one nominee as many votes as are equal to the number of directors to be elected, multiplied by the number of shares owned, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. With cumulative voting, therefore, it is possible for a minority shareholder or group of shareholders to obtain representation on the Board of Directors even if a majority of shareholders prefer other candidates. To this extent, cumulative voting may permit a more representative board of directors in a company in which there are distinctly differing interests among different shareholders or shareholder groups. Without cumulative voting, directors are elected by a simple majority vote of shares voting. Each shareholder entitled to vote may vote all the shares held by that shareholder for each of several nominees for director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the number of shares held by that shareholder. The elimination of cumulative voting eliminates the possibility of the election of one or more directors by a small group of shareholders having less than a majority of the shares voting.

REASONS FOR THE PROPOSAL

        General. The Board of Directors believes that the classification of directors reduces the possibility that a third party could effect a sudden or surprise change in the composition of the Board of Directors without the support of the incumbent Board. Thus, the classification of directors affects the ability of shareholders of the Company to effect immediate changes in the composition of the Board of Directors.

        The Board of Directors believes that elimination of cumulative voting should be retained in order to preclude the election of a director or small group of directors representing a special interest group of shareholders because of the potential for dissension on the Board of Directors. Members of the Board have observed situations in other corporations where differing factions, through the use of cumulative voting, have been able to put persons on the board of directors who appeared to be more interested in the interests of their sponsoring shareholders than those of the corporation as a whole. The Board believes that those situations have been injurious to the interests of the corporations involved and that the affairs of a corporation such as the Company can be better handled in the absence of such dissension. At present, no individual shareholder or group of shareholders, which is known to the Board of Directors, controls a large enough number of shares of the Company to be able to elect a director through the use of cumulative voting. Therefore, retaining the elimination of cumulative voting may only affect actions of individuals or groups which might occur in the future.

        In recent years, accumulations by third parties of substantial stock positions in publicly held corporations frequently have been preludes to hostile attempts to take over or restructure such corporations or to sell all or part of such corporations' assets or to take other similar extraordinary corporate actions. Such actions are often undertaken by third parties without advance notice to or consultation with management. In many cases, such third parties position themselves through stock ownership to seek representation on boards of directors in order to increase the likelihood that they will be able to implement proposed transactions opposed by the corporation's management. If a corporation resists the efforts of a third party to obtain representation on its board, the third party may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, a third party may not truly be interested in taking over the corporation, but uses the threat of a proxy fight or a bid to take over the corporation, or both, as a means of obtaining for itself a special benefit which might not be available to all of the corporation's shareholders. Cumulative voting would allow a minority shareholder or group to elect a member to the Company's Board of Directors.

        The Board believes that the imminent threat of removal of the Company's Management in such a situation, through a change in the composition of the Board, could severally curtail Management's ability to negotiate effectively with such a party. Management could be deprived of the time and information necessary to evaluate a particular takeover or other proposal, to seek and study alternative proposals that may better serve the interests of the Company's shareholders and, in an appropriate case, to help achieve a better price in any transaction involving the Company that may ultimately be undertaken. If readopted, Article VIII(h) would enhance the protections of Article VIII by making any amendment or repeal of Article VIII more difficult.

        Negative Consequences of the Proposal. Because the classification of directors makes more difficult or deters a proxy contest or the assumption of control of the Board by a holder of a substantial block of the Company's Common Stock, it will increase the likelihood that incumbent members of Management will retain their position. The classification of directors applies to every election of directors whether or not a change in the composition of the Board would be beneficial and whether or not the holders of a majority of the Company's Common Stock believe that such a change would be desirable. As a result of the classification of directors it would take shareholders who do not favor the policies of the Board at least two annual meetings of shareholders to replace a majority of the Board.

        In addition, the classification of directors could have the effect of deterring a third party from making a tender offer for or otherwise acquiring significant blocks of the Company's shares, even though such an action might increase, at least temporarily, market prices for the Company's shares, and even though a number of shareholders of the Company might be willing to sell their shares at the price offered. Because the deterrence of such acquisitions could tend to reduce such temporary fluctuations in the market price of the Company's shares, shareholders could be denied certain opportunities to sell their shares at temporarily higher market prices. However, the Board believes that the benefits in protecting the ability of a Board of Directors to negotiate with a proponent of an unfriendly or unsolicited proposal to take over or restructure a corporation outweigh the disadvantage of discouraging such proposals.

        Takeovers or changes in management of a corporation which are proposed and effected without prior consultation and negotiation with its Board of Directors are not necessarily detrimental to the corporation and its shareholders. However, the Board believes that the benefits in protecting the ability of a Board of Directors to negotiate with a proponent of an unfriendly or unsolicited proposal to take over or restructure a corporation outweigh the disadvantages of discouraging such proposals.

        Conclusion. Article VIII, in conjunction with the other "anti-takeover" provisions of the Company's Article of Incorporation, are designed, in part, to encourage a third party seeking to acquire control of the Company to consult first with the Company's Board of Directors regarding any proposed business combination or other transaction involving the Company, so that it may be studied by the Board and so that the Company's shareholders can have the benefit of the Board's recommendations in cases where shareholder approval is required. Although a takeover bid may be made at prices representing premiums over the then current market price of the shares being sought, the Board believes that, in a situation where a third party seeks Management's cooperation, the Company's Board of Directors will be in a better position to promote consideration of a broader range of relevant factors, such as the structuring of a proposed transaction and its tax consequences and the underlying value and prospects of the Company. These issues may not otherwise adequately be addressed by such a third party.

        The supermajority voting requirement contained in Article VIII(h) is designed to enhance the protections afforded by Article VIII.

PROCEDURE FOR AMENDING ARTICLE VIII

        Any amendment to the provisions of Article VIII, establishing a classified board of directors and eliminating cumulative voting, presently requires approval by at least 64.4% of the outstanding shares. If Article VIII(h) is readopted, the percentage will be the lesser of the percentage of shareholders voting in favor of readoption, or 66-2/3%.

VOTE REQUIRED; BOARD RECOMMENDATION

        A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to readopt Article VIII(h) upon expiration on November 19, 2001. If shareholders reapprove Article VIII(h), the provision will remain effective for a period of two years from the date a Certificate of Amendment is filed with the California Secretary of State. The Board of Directors has instructed Management to refile Article VIII(h) to be effective on November 20, 2001. Shareholder approval of this proposal is deemed to authorize any changes to the text of Article VIII(h) as maybe required by regulatory agencies.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL.

                             INDEPENDENT ACCOUNTANTS

        The firm of Vavrinek, Trine, Day & Co., LLP ("VTD"), served as independent public accountants for the Company for 2000. In addition to audit services, that firm performed selected non-audit services, including assisting in the preparation of the Company's tax returns, review of quarterly reports filed with the Securities and Exchange Commission (the "SEC") on Form 10-Q and other regulatory reports. The fees paid to VTD for non-audit services was approximately 12% of VTD's total fees for services during 2000. All services rendered by VTD were approved by the Audit Committee of the Company who considered the possible effect of each such service on the independence of VTD. The Company has selected VTD to be its accountants for 2001.

        It is anticipated that a representative of VTD will be present at the Meeting to respond to appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

        The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2002 Annual Meeting of Shareholders, which is tentatively scheduled for April 24, 2002, is November 23, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors, and persons who own more than 10% of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all reports they file pursuant to Exchange Act Section 16(a).

        Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during 2000 all filing requirements applicable to the Company's executive officers, directors, and greater than 10% shareholders were complied with, except for Messrs. Brittain, Ellison, Foss, Gooding and Kern and Ms. Grady. In March, 2000 Mr. Brittain and Mr. Gooding corrected December, 1999 Forms 4 which reflected incorrect stock dividends on previously granted stock options. In January, 2000, Mr. Ellison corrected a November, 1999 Form 4 which incorrectly reported a gift of stock. In January, 2000 Mr. Foss corrected a Form 3 filed in

1997 to identify stock held in a trust account. In January, 2000 Mr. Kern identified stock held in IRA accounts incorrectly omitted from Form 3 filed in 1997. In March, 2000, Ms. Grady reported late a transaction that occurred during January, 2000.

                                  OTHER MATTERS

        The SEC's rules permit the Proxy to confer discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 2000 Annual Meeting on March 30, 2000 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after February 13, 2001.

        Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of the Board of Directors on such matters.

                                    VIB CORP



Dated: March 23, 2001                       Charlotte Studer, Secretary

                                   EXHIBIT "A"


                            ARTICLES OF INCORPORATION
                                       OF
                                    VIB CORP
                               (SELECTED ARTICLES)



                          ARTICLE V: RANGE OF DIRECTORS

        (a) The business and affairs of the corporation shall be managed under the direction of the Board of Directors. The authorized number of directors of the corporation shall be not less than six (6) nor more than ten (10). The exact number of directors shall be determined within the limits specified above by a bylaw or by a resolution duly adopted by the Board of Directors or by the shareholders.

        (b) Notwithstanding any other provisions of these Articles of Incorporation, the range of authorized directors of the corporation set forth in Section (a) of Article V may only be amended by the vote of at least sixty-six and two-thirds percent (662/3%) of the outstanding shares entitled to vote thereon; provided, however, that an amendment reducing the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (162/3%) of the outstanding shares entitled to vote thereon.

                       ARTICLE VII: FAIR PRICE PROTECTION

        (a) Definitions. For the purposes of this Article VII:

               1. The term "Beneficial Owner" and correlative terms shall have the meaning as set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any similar successor Rule. Without limitation and in addition to the foregoing, any Voting Stock of this corporation which any Major Shareholder has the right to vote or to acquire: (i) pursuant to any agreement;
(ii) by reason of tenders of shares by shareholders of the corporation in connection with or pursuant to a tender offer made by such Major Shareholder (whether or not any tenders have been accepted, but excluding tenders which have been rejected); or (iii) upon the exercise of conversion rights, warrants, options or otherwise, shall be deemed "beneficially owned" by such Major Shareholder.

               2. The term "Business Combination" shall mean:

                     A. Any merger or consolidation (whether in a single transaction or a series of related transactions, including a series of separate transactions with a Major Shareholder, any Affiliate or Associate thereof, or any Person acting in concert therewith) of this corporation or any Subsidiary with or into a Major Shareholder or of a Major Shareholder with or into this corporation or a Subsidiary;

                      B. Any sale, lease, exchange, transfer, distribution to shareholders or other disposition, including without limitation, a mortgage, pledge or any other security device, to or with a Major Shareholder by the corporation or any of its Subsidiaries (in a single transaction or a series of related transactions) of all, substantially all or any Substantial Part of the assets of this corporation or a Subsidiary (including, without limitation, any securities of a Subsidiary);

                      C. The purchase, exchange, lease or other acquisition by the corporation or any of its Subsidiaries (in a single transaction or a series of related transactions) of all, substantially all or any Substantial Part of the assets or business of a Major Shareholder;

                      D. The issuance of any securities, or of any rights, warrants or options to acquire any securities, of this corporation or a Subsidiary, eighty percent (80%) or more of which are issued to a Major Shareholder, or the acquisition by this corporation or a Subsidiary of any securities, or of any rights, warrants or options to acquire any securities, of a Major Shareholder;

                      E. Any reclassification of Voting Stock, recapitalization or other transaction (other than a redemption in accordance with the terms of the security redeemed) which has the effect, directly or indirectly, of increasing the proportionate amount of Voting Stock of the corporation or any Subsidiary thereof which is beneficially owned by a Major Shareholder, or any partial liquidation, spin off, split off or split up of the corporation or any Subsidiary thereof; provided, however, that this Section (a)2.E of Article VII shall not relate to any transaction of the types specified herein that has been approved by eighty percent (80%) of the Board of Directors; and

                      F. Any Agreement, contract or other arrangement providing for any of the transactions described herein.

               3. The term "Major Shareholder" shall mean any Person which, together with its "Affiliates" and "Associates" (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, or any similar successor Rule) and any Person acting in concert therewith, is the beneficial owner of shares possessing ten percent (10%) or more of the voting power of the Voting Stock of this corporation, and any Affiliate or Associate of a Major Shareholder, including a Person acting in concert therewith. The term "Major Shareholder" shall not include a Subsidiary of this corporation.

               4. The term "other consideration to be received" shall include, without limitation, Voting Stock of this corporation retained by its existing shareholders in the event of a Business Combination which is a merger or consolidation in which this corporation is the surviving corporation.

               5. The term "Person" shall mean any individual, corporation, partnership or other person, group or entity (other than this corporation, any Subsidiary of this corporation or a trustee holding stock for the benefit of employees of this corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding or disposing of shares of stock, such partnership, syndicate, association or group will be deemed a "Person."

               6. The term "Subsidiary" shall mean any business entity fifty percent (50%) or more of which is beneficially owned by this corporation.

               7. The term "Substantial Part," as used in reference to the assets of the corporation, of any Subsidiary or of any Major Shareholder means assets having a value of more than five percent (5%) of the total consolidated assets of the corporation and its Subsidiaries as of the end of the corporation's most recent fiscal year ending prior to the time the determination is made.

               8. The term "Voting Stock" shall mean stock or other securities entitled to vote upon any action to be taken in connection with any Business Combination or entitled to vote generally in the election of directors, and shall also include stock or other securities convertible into Voting Stock.

        (b) Notwithstanding any other provisions of these Articles of Incorporation and except as set forth in Section (c) of Article VII, neither the corporation nor any Subsidiary shall be party to a Business Combination unless:

               1. The Business Combination was approved by the Board of Directors of the corporation prior to the Major Shareholder involved in the Business Combination becoming such; or

               2. The Major Shareholder involved in the Business Combination sought and obtained the unanimous prior approval of the Board of Directors to become a Major Shareholder and the Business Combination was approved by not less than eighty percent (80%) of the Board of Directors; or

               3. The Business Combination was approved by not less than ninety percent (90%) of the Board of Directors of the corporation.

        (c) The approval requirements of Section (b) of Article VII shall not apply if the Business Combination is approved by the vote of at least sixty-six and two-thirds percent (662/3%) of the shares of the Voting Stock of this corporation and all of the following conditions are satisfied:

               1. The aggregate of the cash and the fair market value of other consideration to be received per share (as adjusted for stock splits, stock dividends, reclassification of shares into a lesser number and similar events) by holders of the Voting Stock of this corporation in the Business Combination is not less than the higher of: (i) the highest per share price (including brokerage commissions, soliciting dealers' fees, dealer-management compensation, and other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys' fees) paid by the Major Shareholder in acquiring any of this corporation's Voting Stock; or (ii) an amount which bears the same or a greater percentage relationship to the market price of this corporation's Voting Stock immediately prior to the announcement of such Business Combination as the highest per share price determined in

(i) above bears to the market price of this corporation's Voting Stock immediately prior to the commencement of acquisition of this corporation's Voting Stock by such Major Shareholder;

               2. The consideration to be received in such Business Combination by holders of the Voting Stock of this corporation shall be, except to the extent that a shareholder agrees otherwise as to all or a part of his or her shares, in the same form and of the same kind as paid by the Major Shareholder in acquiring his Voting Stock of the corporation;

               3. After becoming a Major Shareholder and prior to consummation of such Business Combination: (i) such Major Shareholder shall not have acquired any newly-issued shares of capital stock, directly or indirectly, from this corporation or a Subsidiary (except upon conversion of convertible securities acquired by it prior to becoming a Major Shareholder or upon compliance with the provisions of this Article VII or as a result of a pro rata share dividend or share split); and (ii) such Major Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by this corporation or a Subsidiary, or made any major changes in this corporation's business or equity capital structure; and

               4. A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 and Rules promulgated thereunder, whether or not this corporation is then subject to such requirements, shall be mailed to all shareholders of this corporation for the purpose of soliciting shareholders' approval of such Business Combination and shall contain at the front thereof, in a prominent place: (i) any recommendations as to the advisability (or inadvisability) of the Business Combination which any one or more members of Board of Directors may choose to state; and (ii) the opinion of a reputable national investment banking firm as to the fairness (or lack thereof) of the terms of such Business Combination, from the point of view of the remaining shareholders of this corporation (such investment banking firm to be engaged solely on behalf of the remaining shareholders, to be paid a reasonable fee for their services by this corporation upon receipt of such opinion, to be one of the so-called major bracket investment banking firms which has not previously been associated with such Major Shareholder and to be selected by the Board of Directors).

        (d) The affirmative vote required by this Article VII is in addition to the vote of the holders of any class or series of stock of the corporation otherwise required by law, these Articles of Incorporation, or any resolution which has been adopted by the Board of Directors providing for the issuance of a class or series of Preferred Stock.

        (e) Nothing contained in this Article VII shall be construed as relieving any Major Shareholder or any Affiliate or Associate thereof from any fiduciary obligation imposed by law.

        (f) The fact that any action or transaction complies with the provisions of this Article VII shall not be construed as imposing any fiduciary duty, obligation or responsibility on the Board of Directors or any member thereof to approve such action or transaction or recommend its adoption or approval to the shareholders of the corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of, or action and responses taken with respect to, such action or transaction.

        (g) Any amendment, change or repeal of this Article VII or any other amendment of these Articles of Incorporation which would have the effect of modifying or permitting circumvention of the provisions of this Article VII shall require approval by at least a sixty-six and two-thirds percent (662/3%) vote of the Voting Stock of the corporation.

                   ARTICLE VIII: CLASSIFICATION OF DIRECTORS

        (a) This Article VIII shall become effective only when the corporation becomes a listed corporation within the meaning of Section 301.5 of the Corporations Code, which provision refers to a corporation whose shares are traded on the New York Stock Exchange, American Stock Exchange, or Nasdaq National Market System.

        (b) In the event the authorized number of directors shall be fixed at nine (9) or more, the Board of Directors shall be classified into three (3) classes, the members of each class to serve for a term of three (3) years. In the event the authorized number of directors shall be fixed at six (6) or more, but less than nine (9), the Board of Directors shall be classified into two (2) classes, the members of each class to serve for a term of two (2) years.

        (c) The election of directors by the shareholders shall not be by cumulative voting. At each election of directors, each shareholder entitled to vote may vote all the shares held by that shareholder for each of several nominees for director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the number of shares held by that shareholder.

        (d) At the first annual meeting of shareholders held after the corporation qualifies as a listed corporation within the meaning of Section
301.5 of the Corporations Code the nominees elected as directors will be classified on the basis of the number of votes received; the nominees receiving the highest number of votes will be elected to the class(es) with the longest initial terms, as follows: (i) if there shall be three (3) classes one-third (1/3) of the directors shall be elected for a term of three (3) years, one-third (1/3) of the directors shall be elected for a term of two (2) years, and one-third (1/3) of the directors shall be elected for a term of one (1) year. If the number of directors is not divisible by three (3), the first extra director shall be elected for a term of three (3) years and a second extra director, if any, shall be elected for a term of two (2) years; and (ii) if there shall be two (2) classes, one-half (1/2) of the directors shall be elected for a term of two (2) years and one-half (1/2) of the directors shall be elected for a term of one (1) year. If the number of directors is not divisible by two (2), the first extra director shall be elected for a term of two (2) years.

        (e) Subject to the provisions of Section (a) of Article V providing for a change in the authorized number of directors, at subsequent annual meetings of shareholders, a number of directors shall be elected equal to the number of directors with terms expiring at that annual meeting. If there shall be three
(3) classes, at each subsequent annual meeting the directors elected shall be elected for a term of three (3) years. If there shall be two (2) classes, at each subsequent annual meeting the directors elected shall be elected for a term of two (2) years. In the event the authorized number of directors changes necessitating a change in the number of classes, the directors of the corporation shall be reclassified in accordance with California law and the principles of Section (d) of this Article VIII; provided, however, any change in the number of classes shall not operate to shorten the term of any director.

        (f) If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

        (g) Notwithstanding the foregoing provisions of this Article VIII, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to
Article IV applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VIII unless expressly provided by such terms.

        (h) Notwithstanding any other provision of these Articles of Incorporation, any amendment, change or repeal of this Article VIII shall require the vote of at least sixty-four and four-tenths percent (64.4%) of the outstanding shares entitled to vote thereon.

                                   EXHIBIT "B"


                                    VIB CORP
                             AUDIT COMMITTEE CHARTER



The Board of Directors of VIB Corp hereby constitutes and establishes an Audit Committee with authority, responsibility and specific duties as described below.

                                   COMPOSITION

The VIB Corp Audit Committee serves as the audit committee for the corporation and subsidiaries. The Audit Committee shall be comprised of four (4) Directors who are independent of management and operating executives. The Audit Committee shall appoint one of the members Committee Chairman.

                                    AUTHORITY

The Audit Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility, including the authority to retain outside legal counsel if deemed necessary.

                                 RESPONSIBILITY

The Audit Committee is to serve as a focal point for communication between noncommittee directors, the independent accountants, internal audit and VIB Corp's management, as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of VIB Corp and all subsidiaries and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in assuring the independence of the Corporation's outside accountants, the integrity of management and the adequacy of disclosures to stockholders. The opportunity for the independent accountants to meet with the entire Board as needed is not to be restricted.

                                    MEETINGS

The Audit Committee is to meet monthly and as many additional times as necessary as determined by the Committee Chairman and Senior Vice President/Audit Director.

                                   ATTENDANCE

Members of the Audit Committee are expected to be present at all meetings. As necessary or desirable, the Chairman may request that members of management, the Senior Vice President/Audit Director and representatives of the independent accountants be present at meetings of the Committee.

                                AGENDA & MINUTES

Advance agenda material and minutes of each meeting are to be prepared by the Senior Vice President/Audit Director and sent to Committee members. The Audit Department Administrative Assistant shall serve as Secretary of the Committee and maintain minutes and agenda material for permanent filing. The Senior Vice President/Audit Director will provide to the Committee copies of audit reports and corresponding replies for all audits completed since the previous Audit Committee meeting. Reports of Audit Committee meetings will also be provided to the Committee.

                                 SPECIFIC DUTIES

The Audit Committee is to:

1. Inform the independent accountants and management that the accountants and the Committee may communicate directly with each other; and the Committee Chairman may call a meeting whenever he deems it necessary.

2. Review with the Company's management, independent accountants and Senior Vice President/Audit Director, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

3. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements. Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance and deviations therefrom.

4. Review, prior to the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter. The auditor's fee is to be arranged with management and annually summarized for Committee review. The Committee's review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including:

               o      Industry and business risk characteristics of the Company.

               o      External reporting requirements.

               o Materiality of the various segments of the Company's activities.

               o      Quality of internal accounting controls.

               o Extent of involvement of Internal Audit in the audit examination.

               o      Other areas to be covered during the audit engagement.

5. Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

6. Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass:

               o The Company's Annual Report to Shareholders and Form 10-K, including the financial statements, and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission.

               o Significant transactions which are not a normal part of the Company's operations.

               o Changes, if any, during the year in the Company's accounting principles or their application.

               o Significant adjustments proposed by the independent accountants.

7. Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs. Inquire of the independent accountants whether there have been any disagreements with management which if not satisfactorily resolved would cause them to issue a nonstandard report on the Company's financial statements.

8. Discuss with the independent accountants the quality of the Company's financial and accounting personnel, and any relevant recommendations (including those in their "letter of comments and recommendations"). Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review written responses of management to "letter of comments and recommendations" from the independent accountants.

9. Discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

10. Apprise the Board of Directors, through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

11. Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

12. Recommend to the Board of Directors the retention or nonretention of the independent accountants, and provide a written summary of the basis for the recommendations.

13. Annually, in conjunction with management, review and approve the budget of the internal audit function.

14. Annually approve the internal audit function as the internal auditors for all subsidiaries of the Company in order to comply with regulatory requirements.

PROXY                               VIB CORP

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2001
     The undersigned shareholder of VIB Corp (the "Company") hereby nominates, constitutes and appoints Richard D. Foss, Dennis L. Kern and Alice Helen Lowery Westerfield, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Brunner's Motel, Crystal Room, 215 North Imperial Avenue, El Centro, California 92243, on Wednesday, April 25, 2001, at 6:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:
     1. Election of Directors. Authority to elect the four persons named below and in the Proxy Statement dated March 23, 2001, accompanying the Notice of said Meeting, to serve until the 2003 Annual Meeting and until their successors are elected and have qualified:

                    Thomas S. Kelly                                           Edward McGrew
                     Dennis L. Kern                                           Pete J. Penner
                  AUTHORITY GIVEN [ ]                                     AUTHORITY WITHHELD [ ]

IF YOU WISH TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU DO NOT WISH TO VOTE FOR IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

     2. Range of Directors. To readopt Article V(b) of the Company's Articles of Incorporation providing for supermajority voting protection to change the range of directors.
                FOR [ ]         AGAINST [ ]         ABSTAIN [ ]
     3. Fair Price Protection. To readopt Article VII of the Company's Articles of Incorporation providing that the Company's shareholders will receive fair and equitable treatment in the event of certain business combinations.

                FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

                      PLEASE SIGN AND DATE THE OTHER SIDE

                           PLEASE SIGN AND DATE BELOW
     4. Classification of Board of Directors; Elimination of Cumulative
        Voting. To readopt Article VIII(h) of the Company's Articles of Incorporation providing for supermajority voting protection with respect to the establishment of the classified Board of Directors and the elimination of cumulative voting.
                 FOR [ ]        AGAINST [ ]        ABSTAIN [ ]
     5. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

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

                                                      Dated: , 2001

                                                      --------------------------
                                                          (Number of Shares)

                                                      --------------------------
                                                      (Signature of Shareholder)

                                                      --------------------------
                                                       (Please Print Your Name)

                                                      --------------------------
                                                      (Signature of Shareholder)

                                                      --------------------------
                                                       (Please Print Your Name)

                                                      (Please date this Proxy
                                                      and sign your name as it
                                                      appears on the stock
                                                      certificates. Executors,
                                                      administrators, trustees,
                                                      etc., should give their
                                                      full titles. All joint
                                                      owners should sign.)

                                                      I do [ ] do not [ ] expect
                                                      to attend the Meeting.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.